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                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of McKesson HBOC, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of February 14, 2001.


                                ESL PARTNERS, L.P.

                                By:   RBS Partners, L.P., its general partner
                                By:   ESL Investments, Inc., its general partner

                                      By:     /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                                  Edward S. Lampert
                                                  Chief Executive Officer

                                ESL LIMITED

                                By:   ESL Investment Management, LLC, its
                                      investment manager

                                      By:     /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                ESL INSTITUTIONAL PARTNERS, L.P.

                                By:   RBS Investment Management, LLC, its
                                      general partner

                                      By:     /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                ESL INVESTORS, L.L.C.

                                By:   RBS Partners, L.P., its manager
                                By:   ESL Investments, Inc., its general partner


                                      By:     /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                                  Edward S. Lampert
                                                  Chairman


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                                CBL PARTNERS, L.P.

                                By:   ESL Investments, Inc., its general partner


                                      By:     /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                                  Edward S. Lampert
                                                  Chief Executive Officer


                                MSD PORTFOLIO L.P. - MSD PERSONAL INCOME

                                By: MSD Capital, L.P., its general partner
                                By: MSD Capital Management, LLC,
                                    its general partner

                                      By:     /s/  MARC LISKER
                                         ---------------------------------------
                                                   Marc Lisker
                                                   General Counsel

                                MSD PORTFOLIO L.P. - INVESTMENTS

                                By:   MSD CAPITAL, L.P., its general partner
                                By:   MSD Capital Management, LLC,
                                      its general partner

                                      By:     /s/  MARC LISKER
                                         ---------------------------------------
                                                   Marc Lisker
                                                   General Counsel

                                RPKS INVESTMENTS, LLC


                                      By:     /s/  MARC LISKER
                                         ---------------------------------------
                                                   Marc Lisker
                                                   General Counsel

                                TRIPLE MARLIN INVESTMENTS, LLC


                                      By:     /s/  MARC LISKER
                                         ---------------------------------------
                                                   Marc Lisker
                                                   General Counsel

                                ZIFF ASSET MANAGEMENT, L.P.


                                By:   PBK HOLDINGS, INC., its general partner


                                      By:     /s/  TIMOTHY J. MITCHELL
                                         ---------------------------------------
                                                   Timothy J. Mitchell
                                                   Vice President